UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2017

PixarBio Corporation
(Name of Small Business Issuer in its Charter)

Delaware	47-1945113
(State or Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

200 Boston Avenue, Suite 1875 Medford, MA 02155 (Address of principal executive offices) (617) 803-8838
(Telephone Number of Principal Executive Offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

PixarBio Corporation (the “Company”) issued a press release, dated January 23, 2017, in which the Company announced that the Securities and Exchange Commission had temporarily suspended trading of the Company’s securities. The temporary suspension is scheduled to last from January 23, 2017 through February 3, 2017 at 11:59 PM.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.	Description

99.1	Press Release dated January 27, 2017– PixarBio Corporation Securities Temporarily Suspended From Trading By The Securities and Exchange Commission

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PixarBio Corporation (the Company)

Dated: January 27, 2017	By:	/s/ Francis M. Reynolds
Francis M. Reynolds
Title: Chief Executive Officer

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